Deutsche Bank Leveraged Finance Conference S. Allen Hamood Chief Financial Officer October 1, 2013 Exhibit 99.1

Forward Looking Statements
2 ©2013 TransUnion Corp   All Rights Reserved
This presentation contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995.
Any statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plans and strategies. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “estimate,” “target,” “project,” “forecast,” “should,”
“could,” “would,” “may,” “will” and other similar expressions.
We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances and at the time such statements were made. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements. Factors that may materially affect such forward-looking statements include:
macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; our ability to maintain the security and integrity of our data; our ability to deliver services timely without interruption; our ability to maintain our access to data sources; government regulation and changes in the regulatory environment; changes in federal, state, local or foreign tax law; litigation or regulatory proceedings; our ability to effectively develop and maintain strategic alliances and joint ventures; our ability to make acquisitions and integrate the operations of other businesses; our ability to timely develop new services; our ability to manage and expand our operations and keep up with rapidly changing technologies;
our ability to manage expansion of our business into international markets; economic and political stability in international markets where we operate; fluctuations in exchange rates; our ability to effectively manage our costs; our ability to provide competitive services and prices; our ability to make timely payments of principal and interest on our indebtedness; our ability to satisfy covenants in the agreements governing our indebtedness; our ability to maintain our liquidity; our ability to protect our intellectual property; our ability to retain or renew existing agreements with long-term customers; our ability to access the capital markets; further consolidation in our end customer markets; reliance on key management personnel; and other factors described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in
TransUnion Holding and TransUnion Corp.’s combined Annual Report on Form 10-K for the year ended December 31, 2012 and combined Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013. Many of these factors are beyond our control. The forward-looking statements contained in this presentation speak only as of the date of this presentation. We undertake no obligation to update the forward-looking statements to reflect events or circumstances that may arise after the date of this presentation or to reflect the occurrence of unanticipated events.

Agenda Enterprise Overview Strategic Overview Segment Performance Strategic Advantages Investment Merits 3 ©2013 TransUnion Corp All Rights Reserved

Enterprise Overview

• TransUnion enables its customers to make
timely and informed risk and credit
decisions by delivering comprehensive data
and analytical tools
–
Diverse data assets – credit, contact,
criminal, insurance, healthcare and
automotive
–
Provides services in 33 countries on five
continents
–
Employs approximately 3,500 people
worldwide
• Leverage our credit and other source data
with analytics and decisioning technology to
deliver value-added solutions to our
customers
TTM
(1)
Reported Revenue: $1,167mm
USIS
$736 / 63%
Interactive
$194 / 17%
International
$237/ 20%
($ millions)
Note:
(1)  TTM as of June 30, 2013

Enterprise Overview
Business Process Flow
Thousands of data sources
Majority of data provided at little or no cost
Data Sources
2 billion updates processed in the US monthly
Maintain data on 500 million global consumers and
businesses
100% owned US consumer credit databases
Proprietary Technology
Serves approximately 45,000 businesses
Provides subscription-based services to over 1 million
consumers
Customers
Data Sources
Customers
Strategic
Partners
Government
Public
Records
Credit Cards Mortgage Auto
Insurance Healthcare Consumers
Retail
Telecoms
©2013 TransUnion Corp   All Rights Reserved
Normalize Process
Organize
TransUnion Proprietary Technology

Enterprise Overview
Solid Historical Performance over the Previous Four Years
Pro Forma Revenue
(1)
Net Debt / Adjusted EBITDA
($ in millions)
6
Adjusted EBITDA
(1)
Unlevered Free Cash Flow
(2)
2010
971
2009
941
+7%
2012
1,143
2011
1,048
2011
353
+9%
2012
386
33.7%
2010
327
2009
300
Margin
279
2010
+7%
2012
317
27.7%
2011
275
2009
259
Margin
2012
6.3x
3.7
1.6
1.0
2011
4.2x
2010
4.5x
2009
5.2x
1.5
MDP Transaction GSA Transaction Dividend Recap
(3)
31.9%
26.6%
27.5%
28.3%
3.7
33.7%
33.8%
Notes:
(3)
(2)
(1)
Pro Forma Revenue and Adjusted EBITDA are non-GAAP financial numbers.  Please see the Appendix for reconciliation to the most directly comparable GAAP financial measures.
Unlevered free cash flow is a non-GAAP financial measure and is  calculated as  Adjusted EBITDA – cash capex. Please see Appendix for a reconciliation to the GAAP financial measure most directly comparable to Adjusted EBITDA
Net Leverage at time of MDP acquisition in June 2010

Agenda 7 ©2013 TransUnion Corp All Rights Reserved Enterprise Overview Strategic Overview Segment Performance Strategic Advantages Investment Merits

Strategic Overview
New Strategic Plan Will Drive Long Term Growth
Mission
Objective
To help organizations optimize their risk-based decisions and enable consumers to understand and manage their personal information
Become a superior global risk information solutions provider that delivers sustained, market-leading organic growth and attractive margins
Strategy
1. Defend and grow the core U.S. Financial Services and Insurance businesses by delivering the highest quality credit-based and new value-
added solutions
2. Continue to build U.S. Healthcare business and invest in new attractive adjacencies that leverage our core capabilities
3. Accelerate growth in TransUnion Interactive (TUI) business by focusing on the indirect channel, a more comprehensive marketing program to attract and retain consumers, and expansion into targeted countries
4. Expand the International footprint in high growth and meaningful geographies
5. Establish an operating model & culture, and invest in core capabilities needed to support our growth objective
©2013 TransUnion Corp   All Rights Reserved

Key Initiatives
•
Invest in new product development and innovation across existing business segments and new markets
–
USIS:
Diversifying and differentiating our data and analytics capabilities
Financial Services: Invest in new data assets to drive a new set of client-based product offerings
Insurance: Extend beyond core credit data, build out adjacent solutions to extend across ‘quote-to-bind’ value chain
–
Healthcare:
Leverage current position and key organic growth initiatives while investing in strategic inorganic growth opportunities to expand across the revenue cycle management value chain
–
International:
Maximize growth in existing businesses; expand and deepen positions in key emerging markets
–
Interactive:
Continue to invest in new opportunities to leverage current platform
Direct: Execution, optimization and increased advertising
Indirect: Best-in-class channel partner, solutions and services
Strategic Overview
Investments will Reduce Near-Term Earnings and Fuel Long-
Term Growth
9 ©2013 TransUnion Corp   All Rights Reserved
Investments will increase operating and capital expenses, however benefits will begin to materialize in the second half of 2014

10 ©2013 TransUnion Corp   All Rights Reserved
Key Initiatives
•
Upgrade technology platform
–
New executives in key positions
–
Strengthening and expanding client facing roles
–
Investing resources in new and emerging development opportunities
Strategic Overview
Investments will Reduce Near-Term Earnings and Fuel Long-
Term Growth
Increased investment in technology platform that will enable growth, promote innovation and provide a competitive advantage
•
Realign executive team

Agenda 11 ©2013 TransUnion Corp All Rights Reserved Enterprise Overview Strategic Overview Segment Performance Strategic Advantages Investment Merits

Segment Performance
Solid 1H Top-line Offset by Investment in LT Growth Initiatives

Reported Revenue
Adjusted Operating Income excluding D&A
($ in millions)
+16%
+3%
+3%
Interactive
103
89
International
117
114
USIS
372
361
+23%
-14%
-4%
Interactive International USIS
1H 2013 1H 2012
(1)
Note:
(1) Results attributable to negative impact of foreign currency, planned integration costs and continued investment in growth.
FX impact
(6.4)%

Segment Performance
U.S. Information Services
Service Lines
Online Data
Services
Credit
Marketing
Services
Decision
Services
• Real-time credit reports & scores
delivered to businesses primarily
for underwriting new accounts
• Products that help businesses
acquire new customers, cross-sell,
monitor accounts and manage risk
• Software to facilitate real-time
automated decisions at the time of
customer interaction
Key Vertical Overview
($ in millions)
($ in millions)
Online Data
Services
$508/ 69%
CMS
$128/17%
Financial
Services
Insurance
Healthcare
726
2011
660
TTM
736
2012
628
2009
636
2010
Decision
Services
$100/14%
Note:
(1)  TTM as of June 30, 2013
(1)
• 8 of the 10 largest US Banks
• Relationships with all major credit card
issuers
• 9 of the top 10 P&C carriers
• Focused within auto insurance
underwriting tools
• Thousands of providers and hundreds of
payers
• Sept 2013, we acquired eScan, a company
with a market-leading technology that helps
hospitals reduce uncompensated care
Reported Revenue
TTM
(1)
Reported Revenue: $736mm
+5%

Segment Performance
International
TTM
(1)
Reported Revenue: $237mm
Competitive Strengths
($ in millions)
($ in millions)
Reported Revenue
• One of the two credit bureaus
• Only global consumer credit bureau
Markets Overview
• Most extensive credit database in South
Africa with presence in 12 countries
• Only global player operating bureaus in
this region
• Major player in Mexico / Central America,
expanding in South America
• March 2013, acquired Zipcode, a provider
of data and analytics in Brazil
• Ownership interest in leading bureau and
leading analytics provider
Canada
Hong Kong
Africa
Asia Pacific
Latin
America
India
• Facilitates the development and implementation of
credit infrastructures around the globe
• Extremely well-positioned in developed and
emerging markets
• Leverages the Company’s key competencies and
assets to  enhance its presence and develop the
market outside the U.S.
• Sustained investment in new products and
greenfield opportunities
+10%
TTM
237
2012
234
2011
216
2010
196
2009
170
Note:
(1)  TTM as of June 30, 2013
(1)
Developed
Markets
$92/ 39%
Emerging
Markets
$145/ 61%

Segment Performance
Interactive
Competitive Strengths Reported Revenue
Channel Overview
• Empower consumers with the tools, resources,
and education to better understand and
manage their credit
– Direct-to-consumer business
• Primarily marketed to consumers through
TransUnion’s brand
– Credit monitoring
– ID monitoring
Direct
Indirect
• Primarily through subscription
based services through our
website
• Primarily through wholesale
strategic partners who
combine our services with
their own offerings
2009
127
+13%
TTM
194
2012
180
2011
148
2010
125
($ in millions)
Note:
(1)  TTM as of June 30, 2013
(1)
TTM
(1)
Reported Revenue: $194mm

Agenda 16 ©2013 TransUnion Corp All Rights Reserved Enterprise Overview Strategic Overview Segment Performance Strategic Advantages Investment Merits

Strategic Advantages

Global Leader with Sustainable
Competitive Advantage
Well-Diversified Customer Base with High
Switching Costs
Resilient Business Model with Strong and
Stable Free Cash Flows
©2013 TransUnion Corp   All Rights Reserved
Strong Geographic Diversification with
Emerging Market Exposure

•
One of only three global credit reporting agencies
•
High barriers to entry
–
Unique data assets with unmatched breadth and depth
–
Unique skills and capabilities
–
Rigorous regulatory structure
–
The largest U.S. financial services customers typically use the services of all three providers to ensure business continuity and encourage healthy competition for the sake of innovation and competitive pricing
•
No material market share shift over time and approximately same U.S.
market presence
–
The 3 largest credit bureaus have similar market share in the U.S.
Strategic Advantages
Global Leader with Sustainable Competitive Advantage
18 ©2013 TransUnion Corp   All Rights Reserved
•
Deeply embedded software within customers’ systems driving long standing relationships

Strategic Advantages
Strong Geographic Diversification & Emerging Market Exposure

Strong Geographic Diversification Emerging Market Exposure
Africa
• #1 position with bureau and/or
collections in South Africa,
Botswana, Namibia, Swaziland,
Zimbabwe, Mozambique, Tanzania,
Kenya, Uganda, Zambia, Malawi and
Rwanda
• Hong Kong is “Hub” for key spokes
to China and Other Emerging Market
(Singapore, Thailand, Philippines)
• Major player with presence in Brazil,
Chile, Colombia, Mexico, Puerto Rico,
Dominican Republic, Guatemala, El
Salvador, Costa Rica, Nicaragua &
Honduras
• Ownership in largest bureau and
analytics provider
India
Asia Pacific
Latin
America
©2013 TransUnion Corp   All Rights Reserved

Strategic Advantages
Well-Diversified Customer Base with High Switching Costs
Long-Standing
Customer
Relationships
Low Customer
Concentration
•
Have >10 years with each of top 10 global financial services customers
•
Deep integration with customer core operating systems – high cost of switching
•
Top 10 customers accounted for ~20.7% of 2012 revenue
•
Largest customer represented ~3.3% of 2012 revenue
Blue Chip
Customer Base
Across Multiple
Sectors and
Geographies
•
8 of the 10 largest banks
•
All of the major credit card issuers
Financial Services
•
9 of the top 10 largest property & casualty carriers
Insurance
Healthcare
•
Thousands of healthcare providers and hundreds of payers
•
Acquisition of eScan doubles our hospital presence
©2013 TransUnion Corp   All Rights Reserved

Strategic Advantages
Resilient Business Model with Strong and Stable Free Cash Flows

• High-margin, low capital intensity business with stable cash flows
–
Visible and recurring revenue
–
Highly leveragable assets
–
Proven ability to implement effective and sustainable cost cutting initiatives
–
High and stable EBITDA margins
–
Modest capex and working capital requirements
Strong Unlevered Free Cash Flow enables the Company to balance deleveraging and/or tuck-in acquisitions
2011 2012
Unlevered FCF % of Adj. EBITDA: 79% Unlevered FCF % of Adj. EBITDA:
82%
(2)
279
353
Adj. EBITDA Unlevered FCF Capex
74
317
386
69
Adj. EBITDA Capex Unlevered FCF
(1)
Growth investments will elevate CAPEX in the near term
(1) (2)
Notes:
(2)
(1)
Adjusted EBITDA is a non-GAAP financial measure. Please see the Appendix for reconciliation to the most directly comparable GAAP financial measures.
Unlevered free cash flow is a non-GAAP financial measure and is  calculated as  Adjusted EBITDA – cash capex. Please see Appendix for a reconciliation to the GAAP financial measure most directly comparable to Adjusted EBITDA

Agenda 22 ©2013 TransUnion Corp All Rights Reserved Enterprise Overview Strategic Overview Segment Performance Strategic Advantages Investment Merits

Investment Merits
• TransUnion is a global leader in credit information and information management services with an attractive business model
• Strong global presence with highly differentiated information services and capabilities
• Industry leading analytical tools and robust technology platform
• Continue to focus on emerging verticals such as insurance and healthcare to enhance growth
• Opportunities to expand our the International footprint in high growth and meaningful geographies
• New Strategic Plan Will Drive Long Term Growth
Proven ability to generate strong cash flow, providing an attractive risk-return opportunity with incremental upside through organic and inorganic growth opportunities
©2013 TransUnion Corp   All Rights Reserved

Appendix

Non-GAAP Reconciliations
Historical Financial Reconciliation
©2013 TransUnion Corp   All Rights Reserved
($ in millions) 2009 2010 2011 2012
Consolidated Revenue (as Reported) $ 925.0 $ 957.0 $ 1,024.0 $ 1,140.0
Reconciliation of Revenue to Proforma Revenue
Adjustments
(1)
$ 16.0 $ 14.4 $ 23.7 $ 2.9
Pro Forma Revenue $ 941.0 $ 971.4 $ 1,047.7 $ 1,142.9
See footnotes below

Non-GAAP Reconciliations
Historical Financial Reconciliation
©2013 TransUnion Corp   All Rights Reserved
($ in millions) 2009 2010 2011 2012
Revenue (as Reported)
$941.1 $956.5 $1,024.0 $1,140.0
Reconciliation of Operating Income to Adjusted Operating Income:
Operating Income
$203.6 $216.1 $252.7 $141.0
Adjustments (2)
$17.5 $6.3 $90.7
Adjusted Operating Income (3)
$203.6 $233.6 $259.0 $231.7
Reconciliation of net income (loss) attributable to the Company to
EBITDA:
Net income (loss) attributable to the Company
$36.6 $40.8 -$63.7
Discontinued operations
-$8.2 $0.5 $0.0
$28.4 $41.3 -$63.7
Net interest expense $89.1 $125.7 $164.1
Income tax provision (benefit)
$46.3 $17.8 -$4.9
Depreciation and amortization (4)
$82.0 $81.6 $85.3 $144.2
Stocked-based compensation
$16.1 $10.8 $4.6 $4.3
Other (income) and expenses (5)
-$2.3 $52.9 $71.8 $50.8
Adjustments (2)
$17.5 $6.3 $90.7
Adjusted EBITDA (3)
$299.4 $326.6 $352.8 $385.5
See footnotes below
Net income (loss) from continuing operations attributable to the Company
Adjusted

Non-GAAP Reconciliations
Historical Financial Reconciliation
©2013 TransUnion Corp   All Rights Reserved
(1) Pro Forma adjustments for FHS acquisition in October 2011, DataBusiness acquisition in August 2010, Crivo acquisition in December 2011, CRB acquisition in May 2012 and Purchase Accounting adjustments to deferred revenue due to GSA transaction
(2) For the twelve months ended December 31, 2012, adjustments included $90.7 million of accelerated stock-based compensation and related expense resulting from the 2012 Change in Control
Transaction that were recorded in each segment and Corporate as follows: USIS $41.0 million; International $14.4 million; Interactive $2.3 million; and Corporate $33.0 million. For the twelve months ended December 31, 2011, adjustments included a $3.6 million outsourcing vendor contract early termination fee and a $2.7 million software impairment and related restructuring charge due to a regulatory change requiring a software platform replacement. Both of these expenses were recorded in our USIS segment. For the twelve months ended December 31, 2010, adjustments included a
$3.9 million gain on the trade in of mainframe computers recorded in our USIS segment and $21.4 million of accelerated stock-based compensation and related expenses resulting from the 2010
Change in Control Transaction that were recorded in each segment and in Corporate as follows: USIS $12.2 million; International $2.6 million; Interactive $1.2 million; and Corporate $5.4 million.
(3)  Adjusted Operating Incom, Adjusted EBITDA and Proforma Revenue are non-GAAP finanical measures. We present Adjusted Operating Income, Adjusted EBITDA and Proforma Revenue as
supplemental measures of our operating performance because they eliminate the impact of certain items that we do not consider indicative of our ongoing operating performance. In addition to its use as a measure of our operating performance, our board of directors and executive management team focus on Adjusted EBITDA as a compensation measure. Other companies in our industry may calculate Adjusted Operating Income, Adjusted EBITDA and Proforma Revenue differently than we do, limiting their usefulness as comparative measures. Because of these limitations, Adjusted
Operating Incom, Adjusted EBITDA and Proforma Revenue should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. Adjusted Operating
Income, Adjusted EBITDA and Proforma Revenue are not measures of financial condition or profitability under GAAP and should not be considered alternatives to cash flow from operating activities, as measures of liquidity or as alternatives to operating income or net income as indicators of operating performance. We believe that the most directly comparable GAAP financial measure to Adjusted
Operating Income is operating income, the most directly comparable GAAP financial measure to Adjusted EBITDA is net income attributable to the Company, and  the most directly comparable GAAP finanaical measure to Proforma Revenue is Revenue. The reconciliations of Proforma Revenue, Adjusted Operating Income and Adjusted EBITDA to their nearest GAAP measures are included in the tables above.
(4)  For the twelve months ended December 31, 2012, operating income included additional depreciation and amortization as a result of the purchase accounting fair value adjustments to the tangible and intangible assets recorded in connection with the 2012 Change in Control Transaction.
(5)  Other income and expense above includes all amounts included on our consolidated statement of income in other income and expense, net, except for earnings from equity method investments and dividends received from cost method investments. For the twelve months ended December 31, 2012, other income and expense included $42.2 million of acquisition-related expenses, primarily related to the 2012 Change in Control Transaction and the abandoned initial public offering process, and $8.6 million of other income and expense. Of the $42.2 million of acquisition-related expenses,
$15.2 million was incurred by TransUnion Holding and $27.0 million was incurred by TransUnion Corp. For the twelve months ended December 31, 2011, other income and expense included a $59.3 million loss on the early extinguishment of debt consisting of a write-off of $49.8 million of previously unamortized deferred financing fees and a prepayment premium of $9.5 million as a result of refinancing our senior secured credit facility in February 2011, and $12.5 million of other income and expense. For the twelve months ended December 31, 2010, other income and expense included
$28.7 million of acquisition fees, an $11.0 million loss on the early extinguishment of debt and $10.0 million of loan fees, all primarily related to the 2010 Change in Control Transaction, and $3.2 million of other income and expense.